    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 6, 2006
                                                     REGISTRATION NO. 333-129026
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 -------------
                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 -------------
                             PULASKI FINANCIAL CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                                  -------------

        MISSOURI                                      43-1816913
(STATE OR OTHER JURISDICTION OF                     (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)                      IDENTIFICATION NO.)

                              12300 OLIVE BOULEVARD
                            ST. LOUIS, MISSOURI 63141
                                 (314) 878-2210
       (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA
               CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                                 -------------
                                WILLIAM A. DONIUS
              CHIEF EXECUTIVE AND OFFICER AND CHAIRMAN OF THE BOARD
                             PULASKI FINANCIAL CORP.
                              12300 OLIVE BOULEVARD
                            ST. LOUIS, MISSOURI 63141
                                 (314) 878-2210
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                                 -------------
                                   COPIES TO:


   AARON M. KASLOW, ESQ.                          DAVE M. MUCHNIKOFF, P.C.
    SCOTT A. BROWN, ESQ.                            CRAIG M. SCHEER, P.C.
MULDOON MURPHY & AGUGGIA LLP                     SILVER, FREEDMAN & TAFF LLP
 5101 WISCONSIN AVENUE, N.W.                       1700 WISCONSIN AVE., NW
   WASHINGTON, D.C. 20016                           WASHINGTON, D.C. 20007
      (202) 362-0840                                   (202) 295-4500


                 SALE TO THE PUBLIC CONCLUDED FEBRUARY 15, 2006



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

         This Post-Effective Amendment No. 1 is filed for the purpose of deregistering 33,925 shares of the $.01 par value common stock (the "Common Stock") of Pulaski Financial Corp. (the "Company"), heretofore registered pursuant to this Registration Statement on Form S-3. The remaining 1,150,000 shares registered pursuant to this Registration Statement have been issued in accordance with the Prospectus dated February 6, 2006.

         The Company has determined that no further shares will be offered, sold, issued and/or exchanged pursuant to the Registration Statement. The Company therefore requests deregistration of the unissued shares of Common Stock registered pursuant to this Registration Statement as soon as is practicable after the filing of the Post-Effective Amendment No. 1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 17th day of February, 2006.



                                       Pulaski Financial Corp.

                                       By: /s/ William A. Donius
                                           -------------------------------------
                                                     WILLIAM A. DONIUS
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                POWER OF ATTORNEY

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



By: /s/ William A. Donius                                      March 6, 2006
    -----------------------------------------------
                  WILLIAM A. DONIUS
        PRESIDENT, CHIEF EXECUTIVE OFFICER AND
                CHAIRMAN OF THE BOARD
            (PRINCIPAL EXECUTIVE OFFICER)



By: /s/ Ramsey K. Hamadi                                       March 6, 2006
    ------------------------------------------------
                   RAMSEY K. HAMADI
                CHIEF FINANCIAL OFFICER
        (PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER)






By:                        *
    ------------------------------------------------
               WILLIAM M. CORRIGAN, JR.
                       DIRECTOR



By:                        *
    ------------------------------------------------
                    ROBERT A. EBEL
                       DIRECTOR



By:                        *
    ------------------------------------------------
                    LEON A. FELMAN
                       DIRECTOR



By:                        *
    ------------------------------------------------
                   TIMOTHY K. REEVES
                       DIRECTOR



By:                        *
    ------------------------------------------------
                CHRISTOPHER K. REICHERT
                       DIRECTOR

By:                        *
    ------------------------------------------------
                   LEE S. WIELANSKY
                       DIRECTOR

* Pursuant to the Power of Attorney contained in the signature page to the Registration Statement on Form S-3 for Pulaski Financial Corp. filed on October 14, 2005.




    /s/ William A. Donius                                      March 6, 2006
    -----------------------------------------------
                  WILLIAM A. DONIUS